UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 13, 2007
                                                ______________________________



                            TD Banknorth Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


Delaware                               000-51179                 01-0437984
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
______________________________________________________________________________
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     On July 13, 2007, TD Banknorth Inc. (the "Company") announced the successful completion of its previously announced consent solicitations for amendments (the "Amendments") to the indentures (the "Indentures") relating to (i) the 3.75% Senior Notes Due 2008 (the "Senior Notes") issued by Banknorth Group, Inc., (ii) the 7.65% Junior Subordinated Deferrable Interest Debentures due 2028 issued by HUBCO, Inc., all of which are held by HUBCO Capital Trust
II (the "HUBCO Trust") and (iii) the 10.875% Junior Subordinated Deferrable Interest Debentures due 2030 issued by BostonFed Bancorp, all of which are held by BFD Preferred Capital Trust II (the "BFD Trust"). The Company has received the requisite consents from the holders of the Senior Notes, the holders of capital securities issued by the HUBCO Trust and the holders of capital securities issued by the BFD Trust. Supplemental indentures implementing the Amendments were executed on July 13, 2007.

     The supplemental indentures amend the reporting covenants in the Indentures to provide in each case that the Company's reporting requirements under the respective Indentures will be satisfied if The Toronto Dominion Bank, the Company's parent, files specified reports, documents and information with the Securities and Exchange Commission and provides the same to the Trustees and holders of the notes issued under such Indentures. As a result of the Amendments, the Company will discontinue filing periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     For additional information, see the press release included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated July 13, 2007

















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TD BANKNORTH INC.


                                      By: /s/ Stephen J. Boyle
                                          ----------------------------------
                                          Name:  Stephen J. Boyle
                                          Title: Executive Vice President
                                                  and Chief Financial Officer

Date: July 16, 2007






































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